Thrivent Series Fund, Inc.

Supplement to the

Prospectuses, Summary Prospectuses and Statement of Additional Information,

each dated April 30, 2020

Thrivent Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Balanced Income Plus Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Global Stock Portfolio

Thrivent International Allocation Portfolio

(the “Portfolios”)

Thrivent and the Portfolios are deeply saddened to share that Darren M. Bagwell, a portfolio co-manager of the Portfolios, recently passed away. Thrivent and the Portfolios’ Directors mourn his passing and extend our deepest condolences to his loved ones.

All references to Mr. Bagwell are hereby deleted from the Prospectus, Summary Prospectus and Statement of Additional Information for each Portfolio. No other changes to the current portfolio management teams are anticipated at this time.

The date of this Supplement is August 4, 2020.

Please include this Supplement with your Prospectus, Summary Prospectus and Statement of Additional Information.

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